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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 13D

                   Under the Securities Exchange Act of 1934
                            (Amendment No.  1   )*
                                          ------

                       Silver King Communications, Inc.
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                               (Name of Issuer)

                                 Common Stock
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                        (Title of Class of Securities)

                                   827740141
                   -----------------------------------------
                                (CUSIP Number)
                       Woon-Wah Siu, Bell, Boyd & Lloyd
                      70 West Madison Street, Suite 3300
                  Chicago, Illinois 60602 Tel: (312) 372-1121
--------------------------------------------------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
                                Communications)

                                August 3, 1995
        --------------------------------------------------------------
            (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [_].

Check the following box if a fee is being paid with the statement [_]. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1: and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

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-----------------------                                  -----------------------
  CUSIP NO. 827740141                   13D                  PAGE 2 OF 4 PAGES
-----------------------                                  -----------------------

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      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          Ralph Wanger

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      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [_]
      Not Applicable                                            (b) [_]

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      SEC USE ONLY
 3


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      SOURCE OF FUNDS*
 4
      Not Applicable

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      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS
      2(d) or 2(e)                                                           [_]
 5
      Not Applicable

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      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      U.S.

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                          SOLE VOTING POWER
                     7
     NUMBER OF                0

      SHARES       -------------------------------------------------------------

   BENEFICIALLY      8
                              800,000
     OWNED BY
                   -------------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING                 0

      PERSON       -------------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH         10
                              800,000

--------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
                              800,000

--------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [_] 12


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      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
                              8.99%

--------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
                              IN

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                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
     (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION. 2 of 7

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     This Amendment No. 1 relates to the Schedule 1D filed immediately prior to the filing of this Amendment by Ralph Wanger ("Wanger"), with respect to the shares of Common Stock (the "Shares") of Silver King Communications, Inc. (the "Schedule 13D"). All terms used herein, unless otherwise defined, shall have the same meaning as in the Schedule 13D. This Amendment supplements the Schedule 13D and should be read in conjunction therewith.

Item 4.   Purpose of Transaction.
------

          On January 4, 1995, WAM purchased 7,500 Shares in the open market in the ordinary course of business.

          Between July 14, 1995 and August 3, 1995, Squirrel sold 125,000 Shares in the open market in the ordinary course of business.

          In July, 1995, WAM sold 40,000 Shares in the open market in the ordinary course of business.

Item 5.   Interest in Securities of the Issuer.
------

          At August 3, 1995, after accounting for the transactions reported in
Item 4, Wanger owned "beneficially" within the meaning of rule 13d-3: 800,000 Shares or 8.99% of the class (based on 8,899,000 Shares outstanding), over which he had shared voting and investment power. All of such Shares were "beneficially" owned by WAM, which is eligible to use Schedule 13G. Because beneficial ownership of the 800,000 Shares is attributable to Wanger solely by virtue of his control over WAM, which is eligible to use Schedule 13G, Wanger is filing this Amendment to Schedule 13D as an exit filing.

Item 6.   Contracts, Arrangements, Understanding or Relationships with Respect
------
          to Securities of the Issuer.

          Not Applicable.

Item 7.   Material to be Filed as Exhibits.
------

          Not Applicable.
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                                   SIGNATURE

     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.

Date: December 8, 1995.

                                        RALPH WANGER

                                        /s/ Ralph Wanger
                                        ----------------------------